Exhibit 99.2
1 Gevo Acquisition of Assets of Red Trail Energy, LLC Low-Carbon Ethanol, Carbon Capture & Sequestration Conference Call Presentation September 10, 2024

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, the failure to obtain required regulatory approvals for the proposed transaction, the failure to obtain financing for the purchase price or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the Purchase Agreement may be terminated in circumstances requiring the Company to forfeit the earnest money; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction, including the upfront and ongoing costs of any financing obtained for the transaction; (7) the risk that the Company’s stock price may decline significantly as a result of the announcement of the proposed transaction or if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; and (9) other factors that could affect the Company’s business. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statement 2 Pictured left: R&D and demonstration facility in Luverne, MN.

Key Transaction Terms 3 (1) Cash free, debt free acquisition includes substantially all of the low-carbon ethanol and CCS assets of Red Trail Energy, LLC (“Red Trail Energy”). (2) To be obtained prior to closing. Range reflects estimated quantum of planned new asset-level debt financing. (3) Subject to Red Trail Energy equityholder approval, regulatory approvals, the procurement of debt financing on satisfactory terms and other closing conditions. • Low-carbon ethanol production plant • Carbon capture and sequestration (“CCS”) Assets to be Acquired(1) • $210 million (before closing adjustments) • 100% cash Purchase Price • Asset-level debt of $100 – 125 million(2) • Remainder cash from Gevo balance sheet Expected Transaction Funding Sources • First quarter of 2025(3) Expected Closing Net-Zero North HoldCo, LLC Gevo, Inc. Richardton CCS, LLC Net-Zero Richardton, LLC Pro Forma Asset Ownership Carbon Capture Assets Low-Carbon Ethanol Assets New Debt(2) Gevo Existing Businesses

Expected to Make Gevo Adjusted EBITDA(1) Positive in 2025 4 (1) Adjusted EBITDA is a non-GAAP measure calculated as earnings before interest, taxes, depreciation and amortization, inclusive of the value of monetizable tax credits such as 45-Q and 45-Z and excluding project development costs. Net-Zero 1 developer revenue expected at Financial Close of the project Verity Carbon Solutions first revenues expected RNG permanent CARB Carbon Intensity pathway expected, as well as biogas 45-Z credits Low-Carbon Ethanol, CCS acquired in this transaction Sources of Growth 2025 Target Positive Adjusted EBITDA(1) Licensing Ethanol-to-Olefins (“ETO”) and other licensing fees expected

Acquisition Highlights 5 Expected to make Gevo Adjusted EBITDA positive in 2025(1) combined with our other businesses Gevo’s capabilities of marketing carbon abatement and delivery of advanced liquid fuels are expected to deliver superior value to shareholders Consistent with Gevo strategy, provides ideal site for future sustainable aviation fuel (“SAF”) production Synergistic with Gevo’s Net-Zero 1 SAF project in Lake Preston, South Dakota by providing access to wholly owned CCS and low-carbon ethanol Existing CCS at the site with 1 million mtpa capacity and 160,000 mtpa currently utilized Accelerates feedstock procurement, plant operations and carbon abatement capabilities expected to benefit Net-Zero 1 and other future SAF projects (1) Adjusted EBITDA is a non-GAAP measure calculated as earnings before interest, taxes, depreciation and amortization, inclusive of the value of monetizable tax credits such as 45-Q and 45-Z and excluding project development costs.

Headquarters Englewood, CO R&D, Demo Facility Ethanol, Isobutanol, Food, Wind Silsbee, TX Facility SAF, Bio-Octane* Net-Zero 1 Greenfield Food, SAF, Renewable Diesel, Bio-Naphtha Dairy Manure RNG Captured Methane 6 Expands the Footprint Verity Carbon Solutions Carbon Tracking MRV *Owned by Trecora Hydrocarbons LLC, formerly by South Hampton Resources, Inc. Historically operated in partnership with Gevo to produce SAF and bio-octane from Gevo’s alcohol production in Luverne, MN. 6 6 5 6 3 4 1 2 1 2 3 4 5 6 6 6 6 7 8 6 Low-Carbon Ethanol Richardton, ND Carbon Capture Richardton, ND 7 8

Provides Operating Assets with Demonstrated Performance 7 Low-Carbon Ethanol Plant Carbon Capture Injection Well Rail (BNSF) (1) Based on approved Carbon Intensity pathway of 19 gCO2e/MJ in British Columbia, US corn industry average of ~70 gCO2e/MJ. (2) Based on pore space lease agreements. Aerial View Key Operating Metrics Low-Carbon Ethanol Capacity Carbon Intensity Land Carbon Capture (Current/Capacity) Coproducts Safety Employees 65 million gallons ~70% below industry average(1) 500 owned acres (incl. undeveloped) 5,800 acres of pore space(2) 160,000 / 1 million metric tons(2) Monetizable Section 45 tax credits Distiller grains and vegetable oil 200,000 tons Zero lost time accidents in ~6 years ~50

8 Provides Wholly-Owned CCS Asset Broom Creek Formation CCS in the Core of Broom Creek Formation CCS Site Layout Overview • One of the few operating CCS sites in the U.S. • Nearly pure, biogenic CO2 stream from fermentation process • This CO2 was captured from the atmosphere by plants through photosynthesis • CCS is integrated with the ethanol plant and consists of a liquefaction system, piping the liquid CO2 to an injection well on the property and injecting it underground Start Date • Commercial operations achieved in June 2022 Geology • Broom Creek Formation • ~6,500 ft directly below the facility, ~300 ft thick • Well bottom hole pressure is well below both 90% and 80% of the fracture pressure of the reservoir to meet North Dakota Mineral Resources Class VI and CARB requirements

Creates Near-Term and Long-Term Value 9 Puts Gevo on a path to profitability in advance of our Net-Zero 1 project’s commercial operation Secures an excellent site for additional SAF deployment Mitigates risk around CCS for our Net-Zero 1 site in South Dakota Builds our capabilities in operations and marketing of low-carbon products • Development of Carbon Abatement Market focused on drop-in liquid fuels and chemicals • Proprietary solutions to enhance efficiency, sustainability and further reduce Carbon Intensity • CCS site can be used for Gevo’s own future fuel and chemical products and energy production • Well positioned to serve U.S. and Canadian markets • Corn procurement, Verity Tracking to maximize the value of climate-smart agriculture • Marketing carbon abatement, regulatory compliance • Regional synergies with Net-Zero 1 (South Dakota), our development facility (Minnesota) and RNG (Iowa) Leveraging Our Capabilities … … Creates Value for Gevo

The world needs innovative solutions that address these challenges: • Global climate change • Domestic energy security • Rural community development Accelerates Our Mission 10

Thank You 345 Inverness Drive South Building C | Suite 310 Englewood, Colorado 80112 gevo.com A Carbon Abatement Company